SIGNATURE
FINANCIAL
GROUP                                    BOSTON
                                         Signature Financial Group, Inc.
                                         21 Milk Street
                                         Boston, Massachusetts 02109-5408
                                         Tel(+1) 617 423 0800
                                         Fax(+1) 617 542 5815

                                         LONDON
                                         Signature Financial Group (Europe) Ltd
                                         117 Charterhouse Street
                                         London EC1M 6AA
                                         Tel(+44)(0)171 251 4938
                                         Fax(+44)(0)171 251 4948






June [ ], 2000

BBH High Yield Fixed Income Portfolio
63 Wall Street
New York, NY  10005

Ladies and Gentlemen:

         With respect to our purchase from you of a beneficial interest in BBH High Yield Fixed Income Portfolio (the "Portfolio"), at the purchase price of $100 (the "Initial Interest Amount"), we hereby advise you that we are purchasing the Initial Interest Amount with no intention to dispose of it through withdrawal from the Portfolio.

Very truly yours,

SIGNATURE FINANCIAL GROUP, INC.



By:
Philip W. Coolidge, President

BROWN BROTHERS HARRIMAN TRUST                               Butterfield House
  COMPANY (CAYMAN) LIMITED              [LOGO]              Grand Cayman
                                                            Cayman Islands







June [ ], 2000

BBH High Yield Fixed Income Portfolio
63 Wall Street
New York, NY  10005

Ladies and Gentlemen:

         With respect to our purchase from you of a beneficial interest in BBH High Yield Fixed Income Portfolio (the "Portfolio"), at the purchase price of $100,000 (the "Initial Interest Amount"), we hereby advise you that we are purchasing the Initial Interest Amount with no intention to dispose of it through withdrawal from the Portfolio.

Very truly yours,

BROWN BROTHERS HARRIMAN TRUST
COMPANY (CAYMAN) LIMITED



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